SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)           December 9, 2003

WASHINGTON MUTUAL, INC.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1201 Third Avenue Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:        (206) 461-2000

Item 7. Exhibit

                99.1 Press Release

Item 9.  Regulation FD Disclosure.

Registrant issued the following press release, attached as Exhibit 99.1 to this Form 8-K, on December 9, 2003:

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.

By:	/s/ Fay L. Chapman
Fay L. Chapman
Senior Executive Vice President

Date: December 9, 2003